
RAND
LOGISTICS, INC.
SAGINAW
SAGINAW



Rand Logistics, Inc. (NASDAQ: RLOG)
First Quarter FY2016
Earnings Conference Call
August 07, 2015
8:30 a.m. ET

Forward-Looking Statements



This presentation contains forward-looking statements. For all forward-looking statements, we claim the protection of the Safe Harbor for Forward-Looking Statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated. Future events and actual results, affecting our strategic plan as well as our financial position, results of operations and cash flows, could differ materially from those described in or contemplated by the forward-looking statements. Important factors that contribute to such risks include, but are not limited to, the effect of an economic downturn in certain of our markets; the weather conditions on the Great Lakes; and our ability to maintain and replace our vessels as they age.

For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Rand's Annual Report on Form 10-K as filed with the Securities and Exchange Commission on June 11, 2015.

Today's Hosts



- **Ed Levy**

  President and CEO of Rand Logistics

- **Mark Hiltwein**

  Chief Financial Officer

- **Scott Bravener**

  President of Lower Lakes

Business Environment and Operational Overview



- **Solid Q1 FY 2016 Results**
  - Net income up 47.6% to $2.6 million
  - EPS up 40% to $0.14 from $0.10
  - Adjusted EBITDA of $12.3 million, up 9.7% (+17.0% constant currency)
- **Start to Sailing Season Improved, Not Optimal**
  - Sailing Days up 90 days to 1,228
  - Still 138 days less than a normal year
- **Delay Days declined 17.0%**
  - Improved to 8.9% of Sailing Days from 11.5%
  - No days out of service to date in 2015 sailing season
- **Tons Carried Up 13%, up 19% Including Outside Voyage Charter**
- **Freight and Related Revenue (Assuming Constant Currency) up 13.3%; Up 5% / Sailing Day**
- **Business Conditions Satisfactory**

Q1 FY 2016 HIGHLIGHTS:

Tons hauled (owned vessels)	+13.3%
Total tonnage hauled :	+19.3%
Salt tonnage :	-7%
Iron ore tonnage:	+37%
Aggregates tonnage:	+21%
Freight and Related Revenue:	+6.4%
Sailing Days:	+7.9% / 90 days
Vessels Operated:	15
Vessel operating costs/day:	-12.2%
Vessel margin/day :	$12,652
Adjusted EBITDA*	+17%

* Assuming constant currency

RAND LOGISTICS, INC.

Business Environment and Operational Overview



- **Newest Vessel to Be Introduced Later in Calendar Year**
  - Introduced at or near the time outside voyage charter expires
  - Tonnage to be transferred; improved profitability to be realized
  - On a full year basis, overall ROIC to increase by approximately 1%
- **Vessel Margin Per Sailing Day up 2.1% to $12,652**
  - Up 8.6% on a constant currency basis to $13,456
  - Driven by price, operating efficiencies, increased time in revenue loaded condition
- **Demand Trends Consistent with Expectations; Reflective of Delayed Start to 2014 Sailing Season**

Detailed Q1 FY 2016 Financial Results



- Sailing Days up 90 or 8.8% from 1,138 to 1,228 (excludes outside voyage charter)
- Freight and related revenue per Sailing Day decreased $440, or 1.4%, to $31,773
  - Up 5% or $1,621 on a constant currency basis
- Total revenue increased $1.5 million, or 3.5%, to $44.8 million
- Vessel operating expenses decreased by approximately $1.5 million, or 5.2%
  - Improvements in operating performance, reduction in fuel expense, decline in value of the Canadian dollar drove improvement
- Vessel operating expenses per Sailing Day decreased 12.2% to $21,625
- Interest expense decreased approximately $800,000 to $3.0 million
- Adjusted EBITDA up 9.7% to $12.3 million vs. $11.2 million in Q1 FY 2015
  - Up 17.0% on a constant currency basis to $13.1 million
- Exchange rate 81.3 US cents per CDN dollar compared to 91.7 US cents

Summary Historical Financial Results





Freight & Related Rev/Day
Vessel Operating Exp/Day*
G&A/Day **
Repairs & Maintenance/Day
$/Day
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
$27,087
$15,763
$2,934
$1,692
$27,092
$16,988
$2,963
$1,635
$28,922
$15,692
$2,963
$1,929
$30,035
$17,209
$3,436
$2,129
$30,760
$18,322
$2,919
$1,726
$31,443
$18,439
$3,233
$1,574
$30,615
$18,344
$3,259
$1,459
FY2010
FY2011
FY2012
FY2013
FY2014
FY2015
LTM June 2015

Sailing Days	3,143	3,338	3,721	3,922	4,166	4,106	4,196
# of Vessels	12	12	14	16	15	15	15

* **Vessel Operating Exp** is net of fuel surcharge revenue
** **G&A** excludes Lender Amendment Fee in FY2010
Note - Figures were not adjusted for Fx fluctuations

RAND LOGISTICS, INC.

Rand Tonnage By Cargo



Q1 FY2015



Other
4.9%
Grain
9.0%
Salt
13.8%
Aggregates
48.6%
Ore
11.2%
Coal
12.5%

Q1 FY2016



Other
3.6%
Grain
10.0%
Salt
11.4%
Aggregates
52.0%
Ore
13.5%
Coal
9.5%

Rand total tonnage for Q1 FY2016 increased by 13.3% year-over-year, excluding outside voyage charter. Including outside voyage charter, our Q1 FY2016 tonnage increased by 19.3% year-over-year.

*Percentage of tons shipped excludes Outside Voyage Charter

Key Metrics



Q1 FY2016 vs. Q1 FY2015

Sailing Days



1,500
1,000
500
0
1,138
7.9%
1,228
Q1 FY2015
Q1 FY2016

Freight & Related Revenue per Day**



36,000
34,000
32,000
30,000
28,000
32,173
5.0%
33,794
2,061
-1.4%
31,733
Q1 FY2015
Q1 FY2016

Delay Days



160
120
80
40
0
131
-16.8%
109
Q1 FY2015
Q1 FY2016

- Our vessel utilization increased from 83.4% in Q1 FY2015 to 90.0% in Q1 FY2016 of the theoretical maximum of 1,365 Sailing Days.
- Freight & Related Revenue Per Day** decreased $440 or 1.4% in Q1 FY2016 versus Q1 FY2015. On a constant currency basis, our Freight & Related Revenue Per Day increased by 5.0% or $2,061 per day.
- Delay days measure the lost time incurred by our vessels while in operation. The measure includes inclement weather, dock delays, traffic congestion and vessel mechanical delays.
- Our lost time factor, which is delay days as a percentage of Sailing Days, decreased from 11.5% in Q1 FY2015 to 8.9% in Q1 FY2016.

*All the above excludes Outside Voyage Charter ** Constant Currency Basis

RAND LOGISTICS, INC.

Financial Overview



	Three Months Ended June 30, 2015	Three Months Ended June 30, 2014
Sailing Days	1,228	1,138
Freight & Related Revenue/Sailing Day	$31,733	$32,173
(Vessel Operating Expenses less Fuel and Other Surcharges Revenue)/Sailing Day	$18,397	$18,744
Repairs and Maintenance Expenses/Sailing Day	$684	$1,039
G&A (in millions)	$3.3	$2.9
Net Income (in millions)	$2.6	$1.8
Net Income per share basic Net Income per share diluted	$0.15 $0.14	$0.10 $0.10
Average F/X Rate	$0.813 USD per CAD	$0.917 USD per CAD

RAND LOGISTICS, INC.

Financial Overview




Adjusted EBITDA Bridge
Q1FY2016 vs. Q1 FY2015
(U.S. Dollars In Millions)
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$11.2
$2.2
$0.5
($0.2)
($0.6)
($0.8)
$12.3
Q1 FY2015 Actual
Vessel Margin
Layup/Fitout
WinterWork
Admin.
FX
Q1 FY2016 Actual
Q1 FY2015 Actual
Vessel Margin
Layup/Fitout
WinterWork
Admin.
FX
Q1 FY2016 Actual
Total

RAND LOGISTICS, INC.

Trailing Adjusted EBITDA





Adjusted EBITDA *
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
FY08 Q1
FY08 Q2
FY08 Q3
FY08 Q4
FY09 Q1
FY09 Q2
FY09 Q3
FY09 Q4
FY10 Q1
FY10 Q2
FY10 Q3
FY10 Q4
FY11 Q1
FY11 Q2
FY11 Q3
FY11 Q4
FY12 Q1
FY12 Q2
FY12 Q3
FY12 Q4
FY13 Q1
FY13 Q2
FY13 Q3
FY13 Q4
FY14 Q1
FY14 Q2
FY14 Q3
FY14 Q4
FY15 Q1
FY15 Q2
FY15 Q3
FY15 Q4
FY16 Q1
Trailing Four Quarters Adjusted EBITDA

- Excludes Lender Amendment Fee of $446K incurred in FY2010 and acquisition related costs in FY2011
- Not adjusted for Fx fluctuations

RAND LOGISTICS, INC.

Non-GAAP Financial Measures/Financial Tables
(U.S. Dollars 000's except per day statistics)



	Q1 FY2016 Actual	Q1 FY2015 Actual	Increase/(Decrease)		FX Impact (Unfavorable) /Favorable	Constant Currency Increase/(Decrease) [1]	
			Change $	Change %	Change $	Change $	Change %
Average Fx Rate	0.813	0.917					
Sailing Days	1,228	1,138	90	7.9%			
Financial Highlights (US$ '000s)							
Freight and Related Revenue	$38,968	$36,613	$2,355	6.4%	-$2,531	$4,886	13.3%
Fuel and Other Surcharges	$3,964	$6,696	-$2,732	-40.8%	-$452	-$2,280	-34.0%
Total Revenue	$44,827	$43,309	$1,518	3.5%	-$3,228	$4,746	11.0%
Vessel Operating Expenses	$26,556	$28,027	-$1,471	-5.2%	-$1,954	$483	1.7%
Vessel Margin	$15,536	$14,100	$1,436	10.2%	-$989	$2,425	17.2%
General & Admin Expense	$3,300	$2,900	$400	13.8%	-$185	$585	20.2%
Adjusted EBITDA	$12,290	$11,200	$1,090	9.7%	-$813	$1,903	17.0%
Per Day Statistics							
Marine Freight Revenue/Day	$31,733	$32,173	-$440	-1.4%	-$2,061	$1,621	5.0%
Total Revenue/Day (Operated Vessels)	$34,961	$38,058	-$3,097	-8.1%	-$2,430	-$667	-1.8%
Vessel Operating Expenses/Day	$21,625	$24,628	-$3,003	-12.2%	-$1,592	-$1,411	-5.7%
Vessel Margin/Day	$12,652	$12,390	$262	2.1%	-$804	$1,066	8.6%

Non-GAAP Reconciliation (US$ '000s)		
Vessel margin	$15,536	$14,100
Outside Charter net margin	$54	$0
General & Admin Expense	$3,300	$2,900
Adjusted EBITDA	$12,290	$11,200
Loss (gain) on foreign exchange [2]	$291	-$798
Depreciation, Amortization of Drydock & Intangibles	$5,873	$5,841
Operating Income	$6,126	$6,157

Note:

1. The constant currency information presented is calculated by translating current period results using prior period foreign currency exchange rates.

2. Loss (gain) on foreign exchange during the three month period ended June 30, 2015 was primarily related to translation of approximately $34.2 million USD denominated debt incurred in March 2014 and carried on the balance sheet of the Canadian subsidiary and foreign currency hedge related to the debt.

RAND LOGISTICS, INC.

EBITDA before Gain/Loss from Fx & Vessel Margin Per Day – Fiscal Q1 Periods





$12,400
$12,200
$12,000
$11,800
$11,600
$11,400
$11,200
$11,000
$10,800
$10,600
EBITDA
$13,200
$13,000
$12,800
$12,600
$12,400
$12,200
$12,000
$11,800
$11,600
$11,400
$11,200
Vessel Margin per Day
$12,276
$12,020
$11,200
$12,290
FY13
FY14
FY15
FY16
EBITDA before (Gain)/Loss from Fx
Vessel Margin per day

RAND LOGISTICS, INC.

EBITDA before Gain/Loss from Fx & Vessel Margin Per Day at Constant FY13 Fx Rate – Fiscal Q1 Periods





$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
EBITDA
$14,500
$14,000
$13,500
$13,000
$12,500
$12,000
$11,500
$11,000
$10,500
Vessel Margin Per Day
$0
$77
$279
$1,279
$12,276
$12,020
$11,200
$12,290
FY13
FY14
FY15
FY16
EBITDA before (Gain)/Loss from Fx
Constant Currency Gain Impact (FY13 Currency)
Vessel Margin per day

RAND LOGISTICS, INC.

Fiscal Year 2016 Insights and Outlook



- Remain focused on developing and executing initiatives to improve Return on Invested Capital
  - Drive operational excellence
  - Leverage market position
  - Capture cost savings opportunities
  - Improve efficiency of capital spending
  - Evaluate customer contracts and propose price or term adjustments on those contracts that are not achieving an acceptable return